Subsequent event	12 Months Ended
Mar. 31, 2023
Subsequent event

45. Subsequent event

(i)	Partial Prepayment of the Loan and amendment to Material Agreement

On June 29, 2023, the Company has made a partial pre-payment of USD1.6 million (INR 131.5 million) of the USD 10.0 million principal amount outstanding under the promissory note issued to MAK Capital Fund, LP. Consequently, the principal amount outstanding under the Promissory Note has been reduced to USD 8.4 million, as on June 29, 2023.

The Company and MAK Capital Fund, LP (“MAK”), an affiliate of Michael Kaufman, a member of our Board of Directors, entered into the First Amendment (the “First Amendment”) dated June 28, 2023 (the Effective Date) to the Note Purchase Agreement dated October 5, 2022, by and between the Company and MAK (“Note Purchase Agreement”) to increase the amount of indebtedness, the Company and the Subsidiaries (as defined in the Note Purchase Agreement) can incur without MAK’s consent, from USD 15,000 to USD 18,000 (subject to certain exclusions as provided in the Note Purchase Agreement as amended via the First Amendment).

(ii)	Yatra India has signed a non-binding term sheet with Blacksoil Capital Private Limited (including its affiliates) for an amount equal to INR 200 million against issuance of secured Non-convertible Debentures of the face value of INR 0.50 million for each Debenture, for a period of 30 months from the date of disbursement.